                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2000





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 NORTH CAROLINA                    340-23520                    56-1714315
 (State or other             (Commission File No.)            I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

         On April 19, 2000, Quintiles Transnational Corp. issued a press release regarding its financial results for the three month period ended March 31, 2000. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------

99.01                      Press Release, dated April 19, 2000 of Quintiles
                           Transnational Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                QUINTILES TRANSNATIONAL CORP.



                                                By: /s/ James L. Bierman
                                                    ----------------------------
Dated: April 20, 2000                               James L. Bierman
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit
--------------             ----------------------

99.01                      Press Release, dated April 19, 2000 of Quintiles
                           Transnational Corp.